UBS Building & Building Products 6 Annual CEO Conference November 2008 Exhibit 99.1 th

This presentation includes "forward-looking statements," as that term is defined in the
Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our business, financial condition, results of operations, cash flows, strategies and prospects.  You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters.
Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results.  Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.  Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements.  These factors include those described under the caption “Risk Factors” in our most recent Annual Report on Form
10-K filed with the Securities and Exchange Commission. We do not undertake any obligation to update forward-looking statements, except as required by federal securities laws.
Disclaimer Statement

2 Business Overview

Business Overview
Business Overview
Market Conditions Remain Challenging
Market Conditions Remain Challenging
Market weakness has accelerated as a result of increased
foreclosures, weakened consumer confidence and tightened
mortgage lending standards.
Additional government actions will be necessary to help
stabilize home prices, which in turn will fortify banks’ balance sheets, allowing the return of government capital.
While the housing market continues to search for a bottom, we have made significant progress despite this unprecedented
downturn.

Business Overview
Business Overview
Operating Focus
Operating Focus
Focus on a Strong Balance Sheet:
Aggressive Asset Management Leading to Strong
Cash Flow Generation and Ample Liquidity
Significant
Progress on Our
Balance Sheet
Significant
Progress On JV’s
& Recourse Debt
Focus on Rebuilding Operating Profitability:
Improve Gross Margins and Rightsize the
Business
Focus on Reducing Financial Risk:
Reduce Number of Joint Ventures and
Recourse Debt Exposure
Significant
Progress on Rebuilding
Operating Profitability

Business Overview
Maintained Key Senior Management Associates
Jon Jaffe
Rick Beckwitt
COO since 2004
Lennar associate for 25 years
Spearheaded many key strategic initiatives
Chief Investment Officer – responsible for the
management of Lennar’s asset portfolio
Lennar associate for over 13 years
25 years of real estate experience
CFO since 1997
Lennar associate for 11 years
25 years of real estate experience
Bruce Gross
EVP since 2006
Former President of DR Horton
Chief architect of DR Horton’s growth strategy
Emile Haddad
Jeff Krasnoff
Co-founder and former CEO of LNR Property Corp.
Assisting Lennar with new strategic opportunities
32 years of real estate experience

6 Significant Balance Sheet Progress

25%
30%
35%
40%
45%
50%
55%
60%
65%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD '08
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
Significant Balance
Significant Balance Sheet Progress
Strong Cash Flow Generation and Low Leverage
HB Debt / Total Capital
Goal 35% - 45%
Operating Cash Flow
(Dollars in Millions)

Significant Balance Sheet Progress
Long-Term Fixed Rate Debt Maturities
$300
$250
$350
$250
$500
$250
$282
2008 Mar-09 Oct-10 Oct-11 2012 Mar-13 Sep-14 May-15 Apr-16
Weighted average
maturity of 4.4 years
Weighted average
interest rate of 5.9%
At August 31, 2008
Repayment Schedule
6.50%
Senior
Notes
7.63%
Senior
Notes
5.95%
Senior
Notes
5.50%
Senior
Notes
5.60%
Senior
Notes
5.13%
Senior
Notes
5.95%
Senior
Notes
Fixed-rate
Senior Notes
$2.2B
Other notes
payable
$0.1B
(Dollars in Millions)

$3.2
$5.4
$1.8
$2.3
Significant Balance Sheet Progress
Aggressive Inventory Reduction
(Dollars in Billions)
$8.6*
$4.1*
Peak 2006 Q3 2008
*Excludes consolidated inventory not owned
Inventory
52%
Land, Land Under
Development and
Option Deposits
Construction
in Progress
and Finished
Homesites

$2,891.5
$1,432.3
$2,134.9
$787.2
$656.1
$153.0
Significant Balance Sheet Progress
Land Acquisition & Development
(Dollars in Millions)
$809.1
YTD 2008
Land
Development
Land
Acquisition
$4,323.8
$2,922.1
2006
2007

Homesites Owned and
Controlled
Significant Balance Sheet Progress
Aggressive Inventory Management
345,000
130,000
Peak 2006 Q3 2008
62%
130,000
39,000
15,000
76,000
Q3 2008
-62% 345,000 Total
-63% 105,000 Controlled-JVs
-89% 134,000 Optioned
-28% 106,000 Owned
Change Peak 2006

12 Significant Joint Venture Progress

Joint Ventures
Joint Ventures
Mitigating Risk
Mitigating Risk
Joint ventures were structured strategically to mitigate risk.
Strategic partners with specific expertise
JV with partner who brings specific expertise (e.g. commercial or infill experience)
JV with other builders
Joint bid on land parcels is a smarter way to purchase
Homesites are allocated to each homebuilder
JV with financial partners
Partners bring the majority of the capital
Lennar manages the JV
JV with land owner/developers
Access to homesites owned or controlled by partner

270
146
Peak 2006 Q3 2008
Significant Joint Venture Progress
Number of Joint Ventures
Number of Joint Ventures
46%
Joint Venture Detail
JVs with recourse debt 48
JVs with non-recourse debt 31
JVs without debt 67
____________________________
JV total 146

$1,764
$630
Peak 2006 Q3 2008
Significant Joint Venture Progress
Recourse Debt Exposure & Capital Structure
Maximum JV Recourse Debt Exposure
(Dollars in Millions)
64%
JVs with Recourse Debt
At 11/30/06 (Peak)
Assets $6.7B
Equity $2.2B
Maximum Recourse Debt $1.8B
Max Recourse to Net Cap 44%
At 8/31/08
Assets $3.0B
Equity $1.2B
Maximum Recourse Debt $0.6B
Max Recourse to Net Cap 34%
Net Cap = Equity + Max Recourse

16 Significant Operating Profitability Progress

17 Significant Operating Profitability Progress Momentum of Costs Overshooting Stabilization – Rightsizing of Business

25%
25%
26%
27%
25%
24%
20%
14%
16%
14%
14%
12%
17%
16%
18%
0%
5%
10%
15%
20%
25%
30%
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1' 07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08
Significant Operating Profitability Progress
Focus on Rebuilding Gross Margin
Lennar was ahead of the curve in recording
impairments by pricing to market early and
selling portfolio of land to Morgan Stanley land
venture
Construction cost reductions of 15% per sq. ft.
(Pre-impairment GM%)

19 2,991 1,700 1,331 773 2006 2007 2008P 2009P Significant Operating Profitability Progress Aggressive Reduction of Floor Plans Total Floor Plan Count Will Be Reduced Approximately 75%

20

1,200
21 20
85
344
1,000+ 1,000+
1,500
Faucets Interior Paint Appliances Lighting
2007 2008P
Significant Operating Profitability Progress
Materially Simplified Offerings
Comprehensive SKU Reductions

21 S,G&A Expenses ($) Associate Headcount Significant Operating Profitability Progress Focus on S,G&A Reduction $484 $156 Peak 2006 Q3 2008 5,404 14,045 Peak 2006 Q3 2008 (Dollars in Millions) 68% 62%

2%
1%
-1%
-3%
0%
-1%
2%
2%
9%
12%
12%
17%
15%
13% 13%
-5%
0%
5%
10%
15%
20%
25%
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1' 07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08
Significant Operating Profitability Progress
Focus on Positive Operating Margins
(Pre-impairment OM%)

23 Conclusion

Conclusion
“Moving From Defense to Offense”
Lennar has traditionally maintained expertise in both homebuilding manufacturing and land acquisition and management
The Company has been working for years on separately leveraging the expertise in these respective disciplines
Lennar has been “incubating” a Fund program to take advantage of
Lennar’s asset management expertise and ability to create value
Evaluating and taking advantage of distressed opportunities is in Lennar’s “DNA”
and history
Ability to utilize more efficient capital to create value from distressed and long-
term land opportunities and benefit from positive results
Move land “machine” to a separate, focused, off-balance sheet program
Lennar’s balance sheet will be defined by a homebuilding manufacturing model with a cash flow focus
Lennar will benefit from earnings and cash flows by employing its unique land/asset management franchise in a lower risk and more efficiently capitalized structure

Conclusion
“Moving From Defense to Offense”
Lennar
Homebuilding
Manufacturing Plant
Product simplification &
offering
Cost reduction
Cycle time reduction
Customer experience
Land
Asset Manager
Due diligence focused
Evaluate & underwrite
distressed opportunities
Ability to manage assets
to effectively realize long-
term value
Homebuilding machine will continue to manage existing assets
No legacy assets moving over to fund
Fund
Fund
The Road Ahead

$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
2,000,000
Net Earnings Before Impairments
National Single Unit Starts
Lennar
Will The Cycle Be Our Ally?
Acquired
Texas
Operations
Acquired
Amerifirst
Portfolio
Acquired
California
Operations
Acquired
Greystone;
Spun-off
LNR
Repurchase
9.8 Million
Shares;
Acquired
U.S. Homes
Acquired
Private
Builders
Military Base
Redevelopment
Acquired
Newhall
Roseland
Infill JVs
(Dollars in Millions)
Starts Starts
* Excludes income tax benefit. * Excludes income tax benefit.
* *
Morgan
Stanley Land
Venture